                                      OPPENHEIMER EMERGING TECHNOLOGIES FUND
                                      Supplement dated April 12, 2002 to the
                                        Prospectus dated February 28, 2002

The paragraph heading "Portfolio Manager" under the section "How the Fund Is Managed" on page 14 and the paragraph following it are deleted and replaced with the following:

         Portfolio Managers. The portfolio managers of the Fund are Bruce Bartlett and James F. Turner, II.  They
         are the persons primarily responsible for the day-to-day management of the Fund's portfolio. Mr.
         Bartlett and Mr. Turner have been the Fund's portfolio managers since April 25, 2000 and March 26, 2001, respectively. Mr. Bartlett has been a Senior Vice President of the Manager since July 1999 and Vice
         President of the Fund since April 2000. He is also an officer and portfolio manager of other Oppenheimer funds. Prior to joining the Manager in 1995, Mr. Bartlett was a Vice President and Senior Portfolio
         Manager of First of America Investment Corporation.

         Mr. Turner has been a Vice President of the Manager since March 26, 2001 and a Vice President of the
         Fund since April 2001. From May 2000 through March 2001, he was a portfolio manager for Technology
         Crossover Ventures. From August 1999 through May 2000, he was an Assistant Vice President and Associate
         Portfolio Manager of the Manager and from October 1996 through August 1999, he was a securities analyst of the Manager. Prior to joining the Manager in 1996, he was a securities analyst with First of America
         Investment  Corporation.

April 12, 2002                                                                          PS0345.014